UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22764

CPG Carlyle Commitments Master Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

805 Third Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2018

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Period from April 1, 2017 to March 31, 2018

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	12-19
Other Information (unaudited)	20-21
Fund Management (unaudited)	22-23

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2018

The Board of Directors and Unit holders of
CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CPG Carlyle Commitments Master Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2018, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period from June 1, 2013 (commencement of operations) through March 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2018, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended and the period from June 1, 2013 (commencement of operations) through March 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts
May 30, 2018

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2018

Investment Funds — 67.67%	Geographic Region	Cost	Fair Value
Co-Investments — 12.87%
Carlyle Eagle Coinvestment, L.P. [a]	North America	$9,045,894	$9,000,000
Carlyle ECI Coinvestment, L.P. [a,b]	North America	501,565	836,816
Carlyle Havasu Coinvestment, L.P. [a,b]	North America	7,235,350	7,226,860
Carlyle Interlink Coinvestment, L.P. [a,b]	North America	3,429,322	2,264,027
Carlyle Mars Partners, L.P. [a,b]	Asia/Pacific	3,085,913	2,713,120
Carlyle PIB Coinvestment, L.P. [a,b]	Europe	16,002,920	18,714,753
Carlyle RDSL Coinvestment, L.P. [a]	South America	13,609,511	22,600,120
Carlyle Sapphire Partners, L.P. [a,b]	North America	9,180,000	10,586,054
Carlyle Thunder Coinvestment, L.P. [a]	North America	5,034,925	4,733,779
CEMOF II Master Co-Investment Partners, L.P. [a]	North America	12,030,280	12,596,812
CSP III Canaveral Co-investment (Cayman), L.P. [a,b]	North America	4,128,441	3,490,195
CSP III Magellan Co-investment (Cayman), L.P. [a,b]	North America	4,519,908	3,215,791
Nash Coinvestment, L.P. [a]	Africa	8,968,142	11,192,966
Neptune Coinvestment, LP [a]	Europe	9,527,785	10,457,648
Reciprocal Capital Holdings LLC [a]	Asia/Pacific	13,878,584	13,788,555
Riverstone Fieldwood Partners, L.P. [a]	North America	7,009,249	1,097,408
Total Co-Investments		127,187,789	134,514,904

Primary Investments — 21.32%
AlpInvest Co-Investment Fund (Onshore) VII, LP [a]	North America	5,293,137	4,973,337
Carlyle Asia Growth Partners V, L.P. [a,b]	Asia/Pacific	6,528,986	7,009,783
Carlyle Asia Partners IV, L.P. [a]	Asia/Pacific	39,644,369	57,018,330
Carlyle Europe Technology Partners III, L.P. [a,b]	Europe	12,933,088	16,869,204
Carlyle Global Financial Services Partners II, L.P. [a]	Global	29,271,511	30,024,894
Carlyle International Energy Partners, L.P. [a]	Global	12,348,627	15,198,434
Carlyle Partners VI, L.P. [a]	North America	17,616,472	20,156,735
Carlyle Strategic Partners III, L.P. [a]	North America	7,149,127	6,241,725
Carlyle Structured Credit Fund, L.P. [a]	North America	4,795,152	4,621,209
Golub Capital Partners 10, L.P. [a]	North America	21,000,000	21,568,281
JLL Partners Fund VII, L.P. [a,b]	North America	11,851,488	12,696,862
TCG BDC, Inc. [a]	North America	27,178,493	26,373,932
Total Primary Investments		195,610,450	222,752,726

Secondary Investments — 33.48%
Aberdeen Venture Partners IV, L.P. [a]	North America	109,864	519,403
Abraaj Private Equity Fund IV L.P. [a]	Middle East/ North Africa	7,543,083	8,960,700
Audax Private Equity Fund, L.P. [a,b]	North America	—	13,954
Brazil Buyout Coinvestment, L.P. [a,b]	South America	134,612	99,927
Caliburn Strategic Fund [a,b]	Europe	369,280	550,900
Canyon Distressed Opportunity Fund (Cayman), L.P. [a]	North America	48,501	152,559
Canyon Distressed Opportunity Fund (Delaware), L.P. [a]	North America	384,076	1,281,257

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2018

Investment Funds — 67.67% (Continued)	Geographic Region	Cost	Fair Value
Carlyle Asia Growth Partners III, L.P. [a]	Asia/Pacific	$1,886,007	$706,919
Carlyle Asia Growth Partners III Coinvestment, L.P. [a,b]	Asia/Pacific	—	83,188
Carlyle Asia Growth Partners IV, L.P. [a]	Asia/Pacific	27,084,701	21,537,986
Carlyle Asia Growth Partners IV Coinvestment, L.P. [a]	Asia/Pacific	511,969	232,451
Carlyle Asia Partners II, L.P. [a]	Asia/Pacific	130,845	236,394
Carlyle Asia Partners II Coinvestment, L.P. [a,b]	Asia/Pacific	472,065	373,577
Carlyle Asia Partners III, L.P. [a]	Asia/Pacific	3,959,470	8,487,341
Carlyle Asia Partners III Coinvestment, L.P. [a]	Asia/Pacific	901,364	708,070
Carlyle Asia Partners IV, L.P. [a]	Asia/Pacific	1,689,281	1,905,483
Carlyle Asia Structured Credit Opportunities Fund, L.P. [a]	Asia/Pacific	5,921,097	6,258,931
Carlyle Cardinal Ireland Fund, L.P. [a]	Europe	445,897	662,743
Carlyle Energy Mezzanine Opportunities Fund, L.P. [a]	North America	7,030,353	6,255,583
Carlyle Europe Partners II, L.P. [a]	Europe	2,886,447	433,248
Carlyle Europe Partners II Coinvestment, L.P. [a]	Europe	738,491	167,612
Carlyle Europe Partners II Investment Holdings, L.P. - Ensus II [a,b]	Europe	179,525	170,083
Carlyle Europe Partners III, L.P. [a]	Europe	4,858,423	3,188,852
Carlyle Europe Partners III Investment Holdings, L.P. [a]	Europe	4,068,666	2,507,003
Carlyle Europe Partners IV, L.P. [a]	Europe	622,140	855,243
Carlyle Europe Technology Partners II Coinvestment, L.P. [a,b]	Europe	215,241	49,413
Carlyle Global Financial Services Partners, L.P. [a]	Global	5,994,764	4,027,625
Carlyle Global Financial Services Partners Coinvestment, L.P. [a]	Global	231,582	55,571
Carlyle Global Financial Services Partners II, L.P. [a]	Global	3,204,769	3,411,889
Carlyle Infrastructure Partners, L.P. [a,b]	North America	4,193,754	3,763,068
Carlyle International Energy Partners, L.P. [a]	Global	2,387,101	2,533,071
Carlyle Japan Partners II, L.P. [a]	Asia/Pacific	896,672	3,307,201
Carlyle Japan Partners II Coinvestment, L.P. [a]	Asia/Pacific	854,013	268,349
Carlyle Mezzanine Partners II, L.P. [a]	North America	7,364,447	4,360,679
Carlyle Partners IV, L.P. [a,b]	North America	—	1,034,643
Carlyle Partners IV Coinvestment, L.P. [a,b]	North America	672,813	300,425
Carlyle Partners V, L.P. [a,b]	North America	40,995,188	40,388,402
Carlyle Partners V Coinvestment, L.P. [a]	North America	5,649,025	1,367,963
Carlyle Partners V Coinvestment (Cayman), L.P. [a,b]	North America	1,497,337	431,698
Carlyle Partners VI [a]	North America	13,871,493	18,003,348
Carlyle Partners VI Coinvestment A (Cayman), L.P. [a,b]	North America	265,060	479,432
Carlyle Real Estate Partners V, L.P. [a]	North America	1,793,802	1,847,671
Carlyle/Riverstone Global Energy and Power Fund II, L.P. [a,b]	North America	482,561	4,753
Carlyle/Riverstone Global Energy and Power Fund III, L.P. [a]	North America	2,387,691	642,380
Carlyle South America Buyout Fund, L.P. [a]	South America	743,839	969,921
Carlyle Strategic Partners II, L.P. [a]	North America	4,610,463	1,703,325
Carlyle Strategic Partners II Coinvestment, L.P. [a,b]	North America	690,344	381,174
Carlyle Strategic Partners III, L.P. [a]	North America	361,068	445,933
Carlyle Strategic Partners III Coinvestment, L.P. [a]	North America	226,932	226,654
Carlyle U.S. Equity Opportunity Fund [a]	North America	1,762,034	1,559,838

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2018

Investment Funds — 67.67% (Continued)	Geographic Region	Cost	Fair Value
Carlyle U.S. Equity Opportunity Fund II, L.P. [a]	North America	$804,587	$902,308
Carlyle U.S. Equity Opportunity Fund Coinvestment, L.P. [a]	North America	81,515	51,655
Carlyle Venture Partners II Coinvestment, L.P. [a,b]	North America	257,014	425,737
Carlyle Venture Partners III Coinvestment, L.P. [a,b]	North America	187,828	47,745
Cerberus Asia Partners, L.P. Series Two [a,b]	Asia/Pacific	—	71,797
Cerberus Institutional Overseas III, Ltd. [a,b]	North America	—	318,602
Cerberus Institutional Partners III, L.P. [a,b]	North America	—	1,857,991
Cerberus International SPV, Ltd. Class B-8 [a,b]	North America	3,098,769	4,555,823
ComVentures V, L.P. [a,b]	North America	19,481	17,969
Francisco Partners, LP [a,b]	North America	83,973	39,951
Garrison Opportunity Fund II A LLC [a]	North America	9,081,289	11,602,759
Garrison Opportunity Fund LLC - Series A [a]	North America	31,688	29,166
Garrison Opportunity Fund LLC - Series C [a]	North America	32,631	31,621
JLL Partners Fund V, L.P. [a]	North America	5,515,149	4,812,238
LSVP VI Trust [a,b]	North America	—	22,124
Madison Dearborn Capital Partners IV [a,b]	North America	122,757	225,317
MENA Coinvestment, L.P. [a,b]	Middle East/ North Africa	382,139	267,127
New Enterprise Associates 9, L.P. [a,b]	North America	26,424	86,529
New Enterprise Associates 10, L.P. [a,b]	North America	365,255	678,957
Newport Global Opportunities Fund, L.P. [a,b]	North America	24,304,434	21,583,167
PIMCO Bravo Fund Onshore Feeder I, LP [a]	North America	72,872	99,918
PIMCO Bravo Fund, LP [a]	North America	571,089	768,543
Riverstone/Carlyle Global Energy and Power Fund IV, L.P. [a]	North America	11,118,937	9,637,830
Riverstone/Carlyle Renewable and Alternative Energy Fund II, L.P. [a]	North America	2,058,969	2,260,525
Riverstone Global Energy and Power Fund V, L.P. [a]	North America	15,672,118	15,060,543
Sevin Rosen Fund VIII, L.P. [a,b]	North America	26,494	62,803
Strategic Value Global Opportunities Feeder Fund 1-A, L.P. [a,b]	North America	1,832,025	5,922,782
Strategic Value Global Opportunities Fund 1-A, L.P. [a,b]	North America	122,510	388,940
Strategic Value Global Opportunities Master Fund, L.P. [a,b]	North America	404,349	827,590
Strategic Value Special Situations Feeder Fund, L.P. [a,b]	North America	5,938,852	24,394,830
Strategic Value Special Situations Fund, L.P. [a,b]	North America	504,804	2,036,821
Taylor Buyer Holdings, LLC [a,b]	North America	10,117,270	11,684,246
Three Arch Capital, L.P. [a,b]	North America	77,992	44,621
Twin Haven Special Opportunities II Liquidating Trust [a,b]	North America	1,003,815	30,252
Varde Investment Partners LP [a,b]	North America	—	7,209
Warburg Pincus XI (Asia), L.P. [a,b]	Asia/Pacific	50,600,000	52,897,444
WLR Recovery IV, L.P. [a,b]	North America	5,129,045	18,145,775
Total Secondary Investments		322,974,224	349,813,088
Total Investment Funds		$645,772,463	$707,080,718

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2018

Direct Investments — 0.22%	Geographic Region	Cost	Fair Value
Interlink Maritime Corp.[b,c]	North America	$3,414,224	$2,321,672
Total Direct Investments		$3,414,224	$2,321,672

Common Stock — 0.66%
Builders Firstsource, Inc. [b]	$5,643,793	$6,925,251
Total Common Stock	$5,643,793	$6,925,251

Asset-Backed Investments — 4.35%
Carlyle Global Market Strategies, Series 2017-2A, Class A2A, 3.03%, 7/20/2031	$30,000,000	$30,227,676
Carlyle Global Market Strategies, Series 2017-2A, Class B, 3.73%, 7/20/2031	15,000,000	15,149,695
Total Asset-Backed Investments	$45,000,000	$45,377,371

Short-Term Investments — 27.83%	Cost	Fair Value
Certificate of Deposit — 4.78%
Bank of America N.A., 1.96%, 8/1/2018	$25,000,000	$24,972,100
Bank of America N.A., 1.54%, 5/3/2018	25,000,000	24,993,650
Total Certificate of Deposit	50,000,000	49,965,750

Money Market Funds — 23.05%
Dreyfus Cash Management, Class I, 1.80% [d]	53,829,684	53,829,684
Fidelity Institutional Prime Money Market Portfolio, Class I, 1.74% [d]	23,540,970	23,542,128
Goldman Sachs Financial Square Money Market Fund, Class I, 1.89% [d]	53,832,554	53,824,301
Morgan Stanley Institutional Liquidity Fund, Class I, 1.56% [d]	2,012,245	2,012,245
Wells Fargo Advantage Cash Investment Money Market Fund, Class Select, 1.82% [d]	53,816,408	53,829,679
Wells Fargo Advantage Heritage Money Market Fund, Class Select, 1.81% [d]	53,825,527	53,829,683
Total Money Market Funds	240,857,388	240,867,720
Total Short-Term Investments	$290,857,388	$290,833,470

Total Investments — 100.73%	$990,687,868	$1,052,538,482
Liabilities in excess of other assets — (0.73%)		(7,603,342)
Net Assets — 100.00%		$1,044,935,140

[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.

[b]	Non-income producing security.

[c]	Level 3 securities fair valued under procedures established by the Board of Directors, represents 0.2% of Net Assets. The total value of these securities is $2,321,672.

[d]	The rate shown is the annualized 7-day yield as of March 31, 2018.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2018

Investments as of March 31, 2018

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	12.87%
Primary Investments	21.32%
Secondary Investments	33.48%
Total Investment Funds	67.67%
Direct Investments	0.22%
Common Stock	0.66%
Asset-Backed Investments	4.35%
Short-Term Investments
Certificate of Deposit	4.78%
Money Market Funds	23.05%
Total Short-Term Investments	27.83%
Total Investments	100.73%
Liabilities in excess of other assets	(0.73%)
Total Net Assets	100.00%

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2018

Assets
Investments, at fair value (cost $990,687,868)	$1,052,538,482
Cash	2,148,250
Cash denominated in foreign currencies (cost $3,912,355)	3,892,726
Receivable for distributions from Investment Funds	5,166,702
Prepaid expenses and other assets	165,234
Total Assets	1,063,911,394

Liabilities
Payable for investments purchased, not yet settled	436,096
Payable for shares repurchased, due to Feeder	11,192,942
Capital contributions received in advance	1,525,460
Payable to Adviser	3,209,539
Deferred tax liability	2,193,346
Professional fees payable	256,881
Accounting and admin fees payable	147,927
Accounts payable and other accrued expenses	14,063
Total Liabilities	18,976,254
Net Assets	$1,044,935,140

Composition of Net Assets
Paid in capital	$784,294,235
Accumulated net investment loss	(12,280,840)
Accumulated net realized gain from investments and other foreign currency denominated assets and liabilities, net of income taxes	207,380,463
Accumulated net unrealized appreciation on investments and other foreign currency denominated assets and liabilities, net of income taxes	65,541,282
Net Assets	$1,044,935,140

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2018

Investment Income
Dividend income	$15,462,879
Interest income	2,231,447
17,694,326
Expenses
Management fee	12,283,382
Accounting and administration fees	606,260
Professional fees	547,069
Directors' and Officer fees	111,500
Custody fees	96,391
Insurance expense	44,898
Other fees	177,540
Net Expenses	13,867,040

Net Investment Income	3,827,286

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain/(loss) from:
Investments	105,684,355
Foreign currency	(1,471)
Income tax expense	(2,862,475)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,033,338)
Foreign currency	(19,629)
Income tax expense	1,105,014
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities	101,872,456

Net Increase in Net Assets Resulting from Operations	$105,699,742

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2018	Year Ended March 31, 2017
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$3,827,286	$(2,864,245)
Net realized gain from investments and other foreign currency denominated assets and liabilities, net of income taxes	102,820,409	57,482,473
Net change in unrealized appreciation (depreciation) on investments and other foreign currency denominated assets and liabilities, net of income taxes	(947,953)	43,569,510
Net Change in Net Assets Resulting from Operations	105,699,742	98,187,738

Change in Net Assets Resulting from Capital Transactions
Capital contributions	63,749,688	100,795,736
Capital withdrawals	(78,801,062)	(51,880,863)
Net Change in Net Assets Resulting from Capital Transactions	(15,051,374)	48,914,873

Total Net Increase in Net Assets	90,648,368	147,102,611

Net Assets
Beginning of year	954,286,772	807,184,161
End of year	$1,044,935,140	$954,286,772
Accumulated Net Investment Loss	$(12,280,840)	$(16,108,126)

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2018

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$105,699,742
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain from investments	(105,684,355)
Net change in unrealized appreciation on investments	2,033,338
Purchases of Investment Funds	(292,564,807)
Capital distributions received from Investment Funds	300,831,794
Net purchases of short-term investments	69,996,865
Purchases of asset-backed investments	(45,000,000)
Sales of common stock	2,564,086
(Increase) in Assets:
Receivable for distributions from Investment Funds	(4,156,236)
Prepaid expenses and other assets	(104,527)
Increase/(Decrease) in Liabilities:
Payable for investments purchased, not yet settled	(17,416,523)
Payable to Adviser	2,244,019
Income tax payable	1,716,894
Professional fees payable	(155,696)
Accounting and admin fees payable	5,922
Accounts payable and other accrued expenses	2,459
Net Cash Provided by Operating Activities	20,012,975

Cash Flows from Financing Activities:
Proceeds from capital contributions, including capital contributions received in advance	63,345,196
Payments for shares repurchased, net of increase in payable for shares repurchased	(77,464,288)
Net Cash Used in Financing Activities	(14,119,092)

Net change in Cash	5,893,883
Cash at beginning of year	147,093
Cash at end of year *	$6,040,976

*	Includes cash denominated in foreign currencies.

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Years Ended March 31				Period from June 1, 2013* to
	2018	2017	2016	2015	March 31, 2014
Net Assets:
Net Assets, end of year/period (in thousands)	$1,044,935	$954,287	$807,184	$624,480	$276,698

Ratios/Supplemental Data:
Net Investment Income/(Loss) (1)	0.38%	(0.32%)	(0.86%)	(1.02%)	(1.60	%)(2)
Gross Expenses (3)	1.37%	1.44%	1.38%	1.39%	2.11	%(2)
Expense Recoupment/(Waiver)	—	—	—	0.05%	(0.19	%)(2)
Net Expenses (4)	1.37%	1.44%	1.38%	1.44%	1.92	%(2)
Portfolio Turnover Rate	0.35%	0.00%	0.00%	0.00%	0.00	%(5)
Total Return (6)	10.98%	11.45%	0.54%	8.01%	15.92	%(5)

*	Commencement of operations.

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Company invests.

(2)	Annualized for periods less than one full year.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or expense recoupment by the advisor.

(4)	Included in the above ratio are other expenses of 0.17% as of March 31, 2018, 0.23% as of March 31, 2017, 0.25% as of March 31, 2016, 0.23% as of March 31, 2015 and 0.70% as of March 31, 2014.

(5)	Not annualized.

(6)	Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year/period and adjusted for cash flows related to capital contributions during the year/period. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements
March 31, 2018

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), Co-Investments and direct investments (“Direct Investments”) sponsored by, or affiliated with The Carlyle Group L.P. and its affiliates (“Carlyle”) with an emphasis on private equity funds.

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2018, the Feeder Fund owns 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to less than 0.00%.

Interests are generally offered in the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor of the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. Accordingly, an allowance has been established in the amount the Master Fund expects to incur. For the year ended March 31, 2018, the total income tax expense $1,757,461 is included in the Consolidated Statement of Operations. As of March 31, 2018, the Master Fund had a deferred tax liability of $2,193,346 which is included in the Consolidated Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Master Fund has adopted a tax year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2018, the tax years from the year 2015 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2018, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at net asset value per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Asset-backed Securities: Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

3.	PORTFOLIO VALUATION

Fair value is defined as the value that the Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

The private equity Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and co-investments. Co-investments (the “Co-investments”) represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments (the “Primary Investments”) are investments in newly established private equity funds. Secondary investments (the “Secondary Investments”) are investments in existing private equity funds that are acquired in privately negotiated transactions.

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments are subject to the terms and conditions of the respective Investment Funds’ operating agreements and offering memorandums, as appropriate. The Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

3.	PORTFOLIO VALUATION (continued)

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. With respect to valuation of Direct Investments, they are fair valued typically by reference to the valuation utilized by the corresponding private equity fund or with a third party valuation agent.

The following table represents the investments carried at fair value on the Consolidated Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments
Direct Investments	$—	$—	$2,321,672	$2,321,672
Common Stock	6,925,251	—	—	6,925,251
Asset-Backed Securities	—	45,377,371	—	45,377,371
Short-term investments	—	290,833,470	—	290,833,470
Total	$6,925,251	$336,210,841	$2,321,672	$345,457,764

The Master Fund held Investment Funds with a fair value of $707,080,718, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2018.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2017	$1,980,250	$1,980,250
Gross Contributions	—	—
Gross Distributions	—	—
Realized Gain	—	—
Unrealized Appreciation/(Depreciation)	341,422	341,422
Balance as of March 31, 2018	$2,321,672	$2,321,672

The Master Fund recognizes transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 for the year ended March 31, 2018.

The amount of the net unrealized appreciation for the year ended March 31, 2018 relating to investments in Level 3 assets still held at March 31, 2018 is $341,422.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

3.	PORTFOLIO VALUATION (continued)

A listing of the unfunded commitments held by the Master Fund and their attributes, as of March 31, 2018, that qualify for these valuations are shown in the table below.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies with focus on small, mid, or large capitalization companies	$ 356,821,096	$ 476,455,245	Up to 10 years	None	N/A	N/A
Growth Capital	Investments in established companies with strong growth characteristics	$ 177,203,431	$ 47,673,263	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	$ 173,056,191	$ 127,007,261	Up to 10 years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2018, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Master Fund pays the Adviser a quarterly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2018, the Adviser earned $12,283,382 of Management Fee which is included in the Consolidated Statement of Operations, of which $3,209,539 was payable at March 31, 2018 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Fund. The Adviser believes that the Master Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Master Fund for any amounts thereunder.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

4.	RELATED PARTY TRANSACTIONS AND OTHER (continued)

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Effective January 1, 2017, each member of the Board who is not an “interested person” of the Master Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $14,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2018 was $84,000 which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

During the year ended March 31, 2018, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $27,500 which is included in Directors’ and Officer fees in the Consolidated Statement of Operations of which $8,244 was receivable at March 31, 2018 and is included in prepaid expenses and other assets in the Consolidated Statement of Assets and Liabilities.

Certain Officers and Directors of the Master Fund are also Officers of the Adviser and CPG TCG and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION AND CUSTODIAN FEES

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2018, the total administration fees were $606,260 which is included in accounting and administration fees in the Consolidated Statement of Operations, of which $147,927 was payable at March 31, 2018 and is included in accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Master Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6.	INVESTMENTS

For the year ended March 31, 2018, total purchases and total proceeds from redemptions or other dispositions of investments amounted to $292,564,807 and $309,039,673, respectively. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2018.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which Limited Liability Company agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	CAPITAL CONTRIBUTIONS AND COMMITMENTS

As of March 31, 2018, the Master Fund had outstanding investment commitments to Investment Funds totaling $651,135,769. Five Investment Funds have commitments denominated in Euros and one Investment Fund has commitments denominated in Japanese Yen. As of March 31, 2018, the unfunded commitments for these Investment Funds totaled €15,227,768 and ¥568,635,298, respectively. As of March 31, 2018, the exchange rate used for the conversion was 1.2324 USD/EUR and 106.38 JPY/USD, respectively. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

10.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

11.	CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $25,000,000 which is secured by certain interests in Investment Funds. A fee of 0.25% per annum is payable monthly in arrears on the unused portion. The interest rate charged on borrowings in the case of Eurodollar Rate Loans is the ICE LIBOR Rate plus 2.00%. In the case of Prime Rate Loans the rate of interest per annum is publicly announced or determined from time to time by Signature Bank as its prime rate in effect. For the year ended March 31, 2018, the Master Fund did not borrow under the Facility.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2018

12.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2018 have been evaluated through the date the financial statements were issued. During this period, capital contributions into the Master Fund for April 1, 2018 and May 1, 2018, equaled $6,204,393 and $5,411,494, respectively. There were no events or material transactions through the date the financial statements were issued.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2018

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Master Fund’s first and third fiscal quarters of each fiscal year. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Master Fund’s portfolio holdings as of the end of those fiscal quarters. The Master Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Master Fund and Feeder Fund (together with the Master Fund, the “Funds”) at a meeting on March 14, 2018. Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors discussed with the Adviser information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Funds. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Funds supported the approval of the Advisory Agreements and that the personnel providing such services had sufficient expertise to manage the Funds.

The Directors reviewed the performance of the Funds and compared that performance to the performance of its comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that the Funds had outperformed the two Comparable Funds for which monthly performance was available, but underperformed the S&P 500 Index and the MSCI World Index in calendar year 2017. Also, it was noted that Class I Units out-performed six of the eight Comparable Funds but underperformed the S&P 500 Index and the MSCI World Index for the twelve months ended March 31, 2017 and the six months ended September 30, 2017. The Directors observed that, as a fund focused primarily on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year has added value through its selection of the underlying funds.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2018

The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), three of the Comparable Funds were multi-manager funds and the other three Comparable Funds were private equity funds that were structured as commitment/drawdown vehicles. It was noted that one Comparable Fund was the most similar (given its primary focus on a single sponsor; however, as the Adviser observed, none of the Comparable Funds had the Carlyle investment focus as part of its investment strategy). It was noted that the Funds are a bespoke offering.

The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fee was within the range of the Comparable Funds, and that the most similar Comparable Fund had the same management fee as the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying marginally more). It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other evergreen private equity fund of funds product.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreements were within a range the Directors considered reasonable. The Directors also discussed the Adviser’s belief, at the current level of AUM of the Funds, that it has not experienced material unshared economies of scale, and that the Adviser does not expect any economies of scale in the near term. The Directors determined that the fee under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and determined to approve the Advisory Agreements. The Directors concluded that approval of the Advisory Agreements was in the best interests of each of the Funds and its respective investors.

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2018

Board members of the Master Fund, together with information as to their positions with the Master Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Master Fund (collectively, the “Independent Directors) and perform the same functions for the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The Master Fund’s statement of additional information (the “SAI”) includes information about the Directors and is available without charge, upon request, by calling (collect) 1-212-317-9200.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (73) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	3	None
Kristen M. Leopold (50) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	3	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund
Janet L. Schinderman (67) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	3	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (58) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term -Indefinite Length - Since Inception	Managing Director, New York Ventures, Empire State Development (2016-Present); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	3	None
INTERESTED DIRECTORS
Mitchell A. Tanzman (58) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term - Indefinite Length -Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	3	None

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2018

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (50) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (52) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term – Indefinite Length – Since 2016	Chief Compliance Officer of Central Park Group LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he /she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,000 for 2017 and $65,100 for 2018.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscals year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,500 for 2017 and $99,000 for 2018.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $89,500 for 2017 and $169,000 for 2018.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund and the Master Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2018.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts [1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
1	$31 million	1	$71 million	0	n/a

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
1	$31 million	1	$71 million	0	n/a

[1]	Neither account charges any performance-based advisory fees.

Neither of the Fund's Portfolio Managers beneficially owns any Units of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Master Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 8, 2018

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 8, 2018

*	Print the name and title of each signing officer under his or her signature.